UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2024

PAM TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Shareholders of P.A.M. Transportation Services, Inc. (the “Company”), held on October 31, 2024 (the “Annual Meeting”), the Company’s shareholders approved the P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan (the “Plan”). Under the Plan, the Company may grant future awards of stock options, restricted shares, stock appreciation rights, restricted stock units, performance shares, performance units and unrestricted shares to the Company’s employees, officers, directors, consultants or advisors. The Plan includes a reserve of 1,600,000 shares authorized for issuance under the plan, subject to adjustment in connection with changes in capitalization and reorganization and change in control events. A description of the material terms of the Plan is contained under the heading “Proposal Two – Approval of the Company’s 2024 Equity Incentive Plan” in the Company’s definitive proxy statement for the 2024 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on September 20, 2024. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, nine directors were elected to serve as the Board of Directors until the next Annual Meeting of Shareholders, the P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan was approved, the redomestication of the Company to the state of Nevada by conversion was approved, the increase in authorized shares of the Company’s common stock was approved and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2024 was ratified by the Company’s shareholders. Final vote tabulations are indicated below:

(1)	Election of nine director nominees to serve until the date of the next Annual Meeting of Shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Bishop	19,850,666	656,637	697,702
Frederick P. Calderone	17,470,406	3,036,897	697,702
W. Scott Davis	19,655,166	852,137	697,702
Edwin J. Lukas	17,500,890	3,006,413	697,702
Franklin H. McLarty	19,850,243	657,060	697,702
H. Pete Montaño	19,837,363	669,940	697,702
Matthew J. Moroun	17,447,827	3,059,476	697,702
Matthew T. Moroun	16,805,774	3,701,529	697,702
Joseph A. Vitiritto	16,919,579	3,587,724	697,702

(2)	Proposal to approve the P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,349,766	156,503	1,034	697,702

(3)	Proposal to approve the redomestication of the Company to the State of Nevada by Conversion:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,603,272	3,903,227	804	697,702

(4)	Proposal to approve the increase in authorized shares of the Company’s common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,048,501	3,457,832	970	697,702

(5)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,091,428	113,458	119	0

No additional business or other matters came before the meeting or any adjournment thereof.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: November 5, 2024	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President of Finance, Chief Financial Officer, and Treasurer

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